EXHIBIT 10.42

                         MORTGAGE AND SECURITY AGREEMENT

          (Property Address: 38 Jordan Road, Brookline, Massachusetts)

      This Mortgage and Security Agreement ("this Mortgage") is granted this 3rd day of April, 2001 by LINDA J. ISAACSON AND MARK S. ISAACSON, AS TRUSTEES UNDER THE RASHI REALTY TRUST DATED FEBRUARY 22, 1991 with a notification address at 38 Jordan Road, Brookline, Massachusetts ("Mortgagor"), to AMBIENT CORPORATION, a Delaware corporation with a principal place of business located at 1033 Beacon Street, Brookline, MA 02446-5654 ("Mortgagee").

A. Grant of Mortgage

      For consideration paid, Mortgagor grants the Mortgaged Premises to Mortgagee, with MORTGAGE COVENANTS, to secure the payment and performance of:

      1. The payment of One Million Nine Hundred and Ninety Thousand Dollars and 00/100 ($1,990,000) with no interest thereon, with the principal due and payable in one installment on the date which is ten (10) years from the date first set forth above, together with any charges thereon, as set forth in and evidenced by a certain promissory note of Mortgagor to Mortgagee of even date herewith, which note is in the sum of One Million Nine Hundred and Ninety Thousand Dollars and 00/100 ($1,990,000) (the "Note"), or in any extensions, renewals, replacements and modifications thereof;

      2. The payment and performance of all agreements and obligations set forth in the Note and/or in this Mortgage; and

      3. The payment, performance and discharge of each and every covenant and agreement and all other debts, loans, liabilities, and other obligations of Mortgagor to Mortgagee now existing or hereafter arising, direct or indirect, absolute or contingent.

      4. Notwithstanding the foregoing, it is specifically understood and agreed that the obligations of Linda J. Isaacson hereunder shall be limited to the extent of her interest in the Mortgaged Premises (as defined below). Nothing herein shall be construed as applying to any party other than Linda L. Isaacson.

(collectively referred to as the "Obligations").

B. Mortgaged Premises.

      The term "Mortgaged Premises" shall mean and include all of the following described property:
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      1. The land together with the improvements and other structures now or hereafter situated thereon located in Brookline, Massachusetts, which land is more particularly described on Exhibit "A" which is annexed hereto and made a part hereof, together with all rights, privileges, tenements, hereditaments, appurtenances and easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto (the "Real Estate");

      2. All real estate fixtures or items which by agreement of the parties may be deemed to be such fixtures, now or hereafter owned by Mortgagor, or in which Mortgagor has an interest, and now or hereafter located in or upon the Real Estate, or now or hereafter attached to, installed in, or used in connection with any of the Real Estate, including, but not limited to, any and all bathroom, plumbing, heating, lighting, refrigerating, ventilating and air-conditioning apparatus and equipment, doorbell and alarm systems, window shades, screens, awnings, screen doors, storm and other detachable windows and doors, mantels, partitions, built-in cases, counters and other fixtures whether or not included in the foregoing enumeration (the "Fixtures");

      3. All bridges, easements, rights of way, licenses, privileges, hereditaments, permits and appurtenances hereafter belonging to or enuring to the benefit of the Real Estate and all right, title and interest of Mortgagor in and to the land lying within any street or roadway adjoining the Real Estate and all right, title and interest of Mortgagor in and to any vacated or hereafter vacated streets or roads adjoining the Real Estate and any and all reversionary or remainder rights (the "Additional Appurtenances");

      4. All of the right, title and interest of Mortgagor in and to any award or awards heretofore made or hereafter to be made by any municipal, county, state or federal authorities to the present or any subsequent owners of the Real Estate, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property (as those terms are defined below), including, without limitation, any award or awards, or settlements or payments, hereafter made resulting from (x) condemnation proceedings or the taking of the Real Estate, or the Fixtures, or the Additional Appurtenances, or the Leases or the Personal Property, or any part thereof, under the power of eminent domain, or (y) the alteration of grade or the location or discontinuance of any street adjoining the Real Estate or any portion thereof, or (z) any other injury to or decrease in value of the Mortgaged Premises, and Mortgagor hereby agrees to execute and deliver from time to time such further instruments as may be requested by Mortgagee to confirm such assignment to Mortgagee of any such award, damage, payment or other compensation (the "Awards");

      5. All leases now or hereafter entered into of the Real Estate, or any portion thereof, and all rents, issues, profits, revenues, earnings and royalties therefrom, and all right, title and interest of Mortgagor thereunder, including, without limitation, cash, letters of credit, or securities deposited thereunder to secure performance by the tenants or occupants of their obligations thereunder, whether such cash, letters of credit, or securities are to be held until the expiration of the terms of such leases or occupancy agreements or applied to one or more of the installments of rent coming due prior to the expiration of such terms including, without limitation, the right to receive and collect the rents thereunder (the "Leases");


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      6. All purchase and sale agreements now or hereafter entered into of the
Real Estate, or any portion thereof, including, without limitation, cash, letters of credit or securities deposited thereunder to secure performance by the purchasers of their obligations thereunder (the "Purchase and Sale Agreements"); and

      7. All tangible and intangible personal property now owned or at any time hereafter acquired by Mortgagor of every nature and description, and used in any way in connection with the Real Estate, the Fixtures, the Additional Appurtenances, the Purchase and Sale Agreements or any other portion of the Mortgaged Premises, including, without limitation express or implied upon the generality of the foregoing, all: goods; materials; supplies; equipment; furnishings; fixtures; accounts; chattel paper; documents; instruments; money; bank accounts; security deposits; claims to rebates, refunds or abatements of real estate taxes or any other taxes; contract rights; plans and specifications; permits, licenses, approvals and other rights; general intangibles; the rights of Mortgagor under contracts with respect to the Real Estate or any other portion of the Mortgaged Premises; all proceeds paid for any damage or loss to all or any portion of the Real Estate, the Fixtures, the Additional Appurtenances or any other portion of the Mortgaged Premises; all Awards; all Leases; all Purchase and Sale Agreements; and all proceeds, products, additions, accessions, substitutions and replacements to any one or more of the foregoing (collectively, the "Personal Property").

C. Grant of Security Interest.

      This instrument shall also constitute a security agreement under Article 9 of the Massachusetts Uniform Commercial Code, as amended (the "Uniform Commercial Code"). To secure the Obligations, Mortgagor hereby grants to Mortgagee a security interest in all Awards, Personal Property, Purchase and Sale Agreements, and Fixtures of every kind and description now or hereafter owned by Mortgagor or in which Mortgagor has an interet (but only to the extent of such interest), situated or to be situated upon or used in connection with the Real Estate, together with any renewals, replacements, or additions thereto or substitutions therefor, as well as all proceeds thereof, whether now or hereafter existing.

      Mortgagee shall have all of the rights and remedies, in addition to those specified herein, of a secured party under the Uniform Commercial Code, as amended. Except for the security interest granted hereby, Mortgagor is, and as to any Personal Property acquired hereafter will be, the sole owner of the Personal Property, free from any adverse lien, security interest, encumbrance or adverse claims thereon of any kind whatsoever. Mortgagor shall notify Mortgagee of, and will defend the Personal Property against, all claims and demands of all persons at any time claiming the same or any interest therein. All covenants and Obligations of Mortgagor contained in this Mortgage shall be deemed to apply to the Personal Property, whether or not expressly referred to herein.


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D. Covenants.

      Mortgagor covenants and agrees with Mortgagee, its successors and assigns, that:

      1. Performance of Obligations. Except for the limitation applicable to Linda J. Isaacson as set forth in Section A(4) above, Mortgagor and each endorser or guarantor of the Note will pay the principal of the Note and charges thereon as the same shall become due and payable and will pay and perform all of the other Obligations.

      2. Title. Mortgagor is the owner of the Mortgaged Premises and has good right, full power and lawful authority to grant this Mortgage. The Mortgaged Premises are free and clear of all encumbrances except those enumerated on the policy of title insurance delivered by Mortgagor to Mortgagee. Also, there are no leases outstanding for all or any portion of the Mortgaged Premises. Mortgagor will make any further assurances of title that Mortgagee may require. Mortgagor shall notify Mortgagee of, and will defend the Mortgaged Premises against, all claims and demands of all persons at any time claiming the same or any interest therein. Mortgagor agrees to execute and deliver on demand such other mortgages and other instruments as Mortgagee may reasonably request in order to perfect its mortgage upon any of the Mortgaged Premises. Mortgagor will perform and observe and not violate nor suffer the violation of any covenants, restrictions or other agreements of record against the Mortgaged Premises.

      3. Protection and Maintenance. Mortgagor will protect and maintain or cause to be protected and maintained in first class order, repair and condition at all times (damage by casualty expressly not excepted), the buildings and other structures now standing or hereafter erected on the Mortgaged Premises, and any additions and improvements thereto, and the utility services, driveways and all fixtures, equipment, and articles of Personal Property now or hereafter acquired and used in connection with the operation of the Real Estate, promptly replacing any of the aforesaid which may become lost, destroyed or unsuitable for use with other property of similar character and quality.

      4. No Waste; Compliance with Law. Mortgagor will not commit or suffer any demolition, removal or material alteration of any of the Mortgaged Premises without Mortgagee's prior written consent, or commit or suffer any strip or waste, or demolition, removal or material alteration, of the Mortgaged Premises or any violation of law, rule, regulation, ordinance, license or permit, or the requirements of any licensing or insuring authority, and will keep in full force and effect all licenses, permits and other governmental approvals affecting the Mortgaged Premises.

      5. Insurance Coverage. Mortgagor will keep the buildings, improvements, Fixtures and Personal Property on the Mortgaged Premises insured with so-called "all risk" or "special form" casualty insurance policies, and such other forms of coverage as Mortgagee shall require, in an amount which, in Mortgagee's judgment, shall be 100% of the full insurable value of said buildings, improvements, Fixtures and Personal Property and not less than an amount sufficient to prevent Mortgagor from becoming a co-insurer within the terms of such policies. Mortgagor shall also provide, maintain and keep in full force and effect public liability insurance with limits acceptable to Mortgagee. Mortgagor shall also provide, maintain, and keep in force, if the buildings and improvements (or any part thereof) are located in a flood prone, flood risk or flood hazard area as designated pursuant to the Federal Flood Disaster Protection Act of 1973, as amended, and regulations thereunder, a policy of flood insurance issued under and in compliance with that Act and those regulations in an amount determined from time to time by Mortgagee and which will comply with the requirements of that Act and those regulations.


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      All insurance policies shall be subject to Mortgagee's review and approval, shall be written by insurers authorized to conduct business in the state in which the Mortgaged Premises are located and otherwise acceptable to Mortgagee, and shall be first payable in case of loss to Mortgagee under the standard New England mortgagee clause, so-called, or its equivalent; provided, that the Personal Property insurance policies shall designate Mortgagee as an additional insured and shall contain a Lender's Loss Payee endorsement. The original of all such policies of insurance (or certificates thereof issued by the insurer in form, content and manner of execution satisfactory to Mortgagee) shall be delivered to Mortgagee, and Mortgagor shall deliver to Mortgagee a new policy (or such a certificate) as replacement for an expiring policy (or such a certificate) required to be deposited hereunder at least thirty (30) days before the date of such expiration. Mortgagor hereby irrevocably appoints Mortgagee its true and lawful attorney-in-fact, with full power of substitution, in the event of default, to deal with the insurer with respect to all matters arising under the policy and in the event of foreclosure of this Mortgage to assign any policy.

      6. Insurance Proceeds. The proceeds of any hazard insurance shall, at the discretion of Mortgagee, be applied to or toward the indebtedness or other Obligations secured hereby in such order as Mortgagee may determine. If Mortgagee shall require repair of that part of the Mortgaged Premises so damaged by such insured hazard, Mortgagee shall release to Mortgagor insurance proceeds paid to it upon such conditions as Mortgagee may prescribe and Mortgagor shall apply all of such proceeds to the repair and restoration of the Mortgaged Premises.

      7. Eminent Domain. The awards of damages on account of any condemnation for public use of or injury to the Mortgaged Premises shall be paid to Mortgagee. Such awards shall, at the discretion of Mortgagee, be applied to or toward the Obligations secured hereby in such order as Mortgagee may determine, or shall be released to Mortgagor upon such conditions as Mortgagee in its sole judgment may prescribe to be applied to restoration of that part of the Mortgaged Premises which remains, but not more than such portion of such awards as may be required to repair such damage or injury and restore the Mortgaged Premises to its former condition shall be so applied. Any balance remaining shall be applied by Mortgagee to or toward the indebtedness and other Obligations secured hereby in such order as Mortgagee in its discretion shall determine.


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      8. Due on Sale; No Other Encumbrances; No Transfer of Ownership Interests.
It shall be a breach of the condition of this Mortgage and an event permitting Mortgagee to accelerate all indebtedness secured hereby, if, without Mortgagee's prior written consent in each instance, which consent may be granted, withheld or conditionally granted in Mortgagee's sole discretion: (a) there is any sale, conveyance, transfer or encumbrance of all or any portion of the Mortgaged Premises; or (b) there is any transfer, or assignment of, or grant of any security interest in, any of the ownership interests in Mortgagor; or (c) there is a failure to comply with the provisions of, or there is a default under, any exceptions to title set forth in the title insurance policy delivered to Mortgagee unless cured within applicable grace periods provided for in the title exceptions.

      9. Mortgagee's Rights to Deal with Mortgagor's Successors. Mortgagee, without notice to any person, may deal with any successor in interest of Mortgagor herein regarding this Mortgage and the debt and other Obligations hereby secured in all respects as it might deal with Mortgagor herein, without in any way affecting the liability hereunder, or on the debt or other Obligations secured hereby, of any predecessor in interest of the person so dealt with. No sale of all or any part of the Mortgaged Premises, nor any forbearance on the part of Mortgagee, nor any extension by Mortgagee of the time for payment and performance of the debt and other Obligations hereby secured, shall operate to release, discharge, modify, change or affect the original liability of any predecessor in interest to the equity owner at the time of such sale, forbearance or extension.

      10. Payment of Taxes. Mortgagor will pay before delinquent or before any penalty for nonpayment attaches thereto, all taxes, assessments and charges of every nature and to whomever assessed that may now or hereafter be levied or assessed upon the Mortgaged Premises or any part thereof, or upon the rents, issues, income or profits thereof or upon the lien or estate hereby created, whether any or all of said taxes, assessments or charges be levied directly or indirectly or as excise taxes or as income taxes.

      11. No Other Liens. Mortgagor will pay all sums which, if unpaid, may result in the acquisition of a lien of superior or inferior priority to this Mortgage and the lien created hereby before such lien may attach or which may result in conferring upon a tenant of any part or all of the Mortgaged Premises a right to recover such sums as prepaid rent.

      12. Hazardous Materials and Oil.

      A. Mortgagor shall indemnify, defend and hold Mortgagee harmless from and against any claim brought or threatened against Mortgagee by Mortgagor, any guarantor or endorser of the Obligations, or by any governmental agency or authority or any other person (as well as from reasonable attorneys' fees and expenses in connection therewith) on account of the presence of Hazardous Material or oil on the Mortgaged Premises or other property of Mortgagor held as collateral by Mortgagee, or the failure by Mortgagor to comply with the terms and provisions of any Hazardous Waste Law (each of which claims may be defended, compromised, settled or pursued by Mortgagee with counsel of Mortgagee's selection but at the expense of Mortgagor). This indemnification shall survive payment of the Obligations and/or any termination, release or discharge executed by Mortgagee in favor of Mortgagor.


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

      B. As used herein:

            (i) The term "Hazardous Materials" shall mean and include asbestos, polychlorinated biphenyls ("PCB's"), other carcinogens, oil and other petroleum products, and any other hazardous or toxic materials, wastes and substances which are defined, determined or identified as such under M.G.L. c. 21E, CERCLA, or any other applicable federal, state or local laws, rules, codes or regulations or any judicial or administrative interpretation thereof; and

            (ii) The term "Hazardous Waste Law" shall mean all federal, state or local laws, rules, codes or regulations, or any judicial or administrative interpretation thereof, including, without limitation, all orders, decrees, judgments and rulings imposed through any public or private enforcement proceedings relating to Hazardous Materials or the existence, use, discharge, release, containment, transportation or disposal thereof.

      13. Mortgagee's Rights. If Mortgagor shall neglect or refuse to satisfy any term or condition of this Mortgage or any other document executed in connection therewith, Mortgagee, at its election, may cause such repairs or replacements to be made, obtain such insurance or pay said taxes, assessments, charges and sums, do such acts and incur and pay reasonable amounts in protecting its rights hereunder and the security hereby granted, pay any balance due under any conditional agreement of sale of any property included as a part of the Mortgaged Premises, and pay any amounts as Mortgagee in its discretion determines to be necessary or appropriate to satisfy any term or condition of this Mortgage which Mortgagor shall have failed to satisfy, or to remedy any breach of such term or condition, and any amounts or expenses so paid or incurred, shall be immediately due and payable by Mortgagor to Mortgagee and until paid shall be secured by this Mortgage equally and ratably with the other indebtedness secured hereby, and the same may be collected as part of the principal debt secured by this Mortgage in any suit hereon or upon the Note or any other document executed in connection therewith. No such payment or action by Mortgagee shall relieve Mortgagor from any default hereunder or impair any right or remedy of Mortgagee with respect thereto.

      14. Certain Expenses. If any action or proceeding be commenced, including an action to foreclose this Mortgage or to collect the debt hereby secured, to which action or proceeding Mortgagee is made a party by reason of the execution of this Mortgage or by reason of any Obligation which it secures, or by reason of entry or any other action under this Mortgage, or if it becomes necessary in connection with legal proceedings or otherwise to defend or uphold the mortgage hereby granted or the lien hereby created or any act taken under this Mortgage, all reasonable sums paid or incurred by Mortgagee for the expense of any litigation or otherwise, in connection with any rights created by this Mortgage, shall be paid by Mortgagor, or may at the discretion of Mortgagee be added to the Obligations and shall be secured hereby equally and ratably.


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      15. Subrogation. Mortgagee shall, in addition to all other rights, be subrogated for further security to the lien, whether released of record or taken by Mortgagee by assignment, of any and all encumbrances on the Mortgaged Premises or any part thereof to the extent satisfied or acquired by funds of Mortgagee, whether paid out of the proceeds of the loan secured by this Mortgage or otherwise.

      16. Acceleration of Debt. Upon the occurrence of a default hereunder or under the Note, at Mortgagee's discretion, the entire indebtedness and all Obligations secured hereby shall become immediately due and payable without further notice or demand.

      17. Additional Rights of Mortgagee upon Mortgagor's Default.

      In the event Mortgagee elects to exercise the statutory power of sale hereunder, then during such time as Mortgagor remains in possession of the Mortgaged Premises, Mortgagor agrees and covenants that Mortgagee shall have access to the Mortgaged Premises, or any portion thereof, for such purposes as Mortgagee deems necessary or desirable for conducting or planning for the foreclosure sale, including, without limitation, inspections by surveyors, appraisers, and structural, environmental and other types of engineers or building inspection professionals; pre-sale inspections of the Mortgaged Premises by auctioneers and prospective bidders; and the conduct of the actual foreclosure auction itself on the Mortgaged Premises. In connection with the exercise of any such access rights, Mortgagee shall not be deemed to have "taken possession" of or otherwise be involved with or responsible for the operation or control of the Mortgaged Premises, such access rights being limited in scope such as to effectuate the statutory power of sale.

      Mortgagor authorizes Mortgagee, in addition to all other rights granted by law or by this Mortgage, whenever and as long as any default hereunder shall exist and remain uncured beyond any applicable grace period, and without notice, to enter and take possession of all or any part of the Mortgaged Premises and to use, operate, construct, reconstruct, manage and control the same and perform lessor's obligations under any lease affecting all or any part of the Mortgaged Premises, and/or collect the rents, profits and all receipts of every nature therefrom, as Mortgagee in its discretion shall deem best. Upon every such entry, Mortgagee may from time to time at the expense of Mortgagor make all such repairs, replacements, alterations, additions and improvements to the Mortgaged Premises as Mortgagee in its discretion may deem appropriate and may exercise all rights and powers of Mortgagor, either in the name of Mortgagor or otherwise as Mortgagee shall determine. Upon such entry, Mortgagee may, in its discretion, pay and incur all expenses necessary or deemed by Mortgagee appropriate for the completion of construction or holding and operating of the Mortgaged Premises, maintenance, repair, replacement, alteration, addition and improvement of the Mortgaged Premises, including without limitation payments of taxes, assessments, insurance, charges and reasonable compensation for services of Mortgagee, its attorneys and accountants and all other persons engaged or employed in connection with the Mortgaged Premises and, in addition, Mortgagee, in its discretion, may make payments or incur liability with respect to obligations arising prior to the date it takes possession. All obligations so paid or incurred by Mortgagee shall become part of the Obligations and shall be secured by this Mortgage equally and ratably with the other indebtedness secured hereby or deducted from the income or receipts of the Mortgaged Premises.


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      18. Power of Sale. This Mortgage is upon the STATUTORY CONDITION and upon the further condition that all covenants and agreements of Mortgagor contained herein and in the Note and every other document executed in connection therewith shall be kept and fully performed, for any breach of which Mortgagee shall have the STATUTORY POWER OF SALE and all rights under Massachusetts law.

      In exercising its power of sale under this Mortgage, Mortgagee may sell the Personal Property, or any part thereof, either separately from or together with the Real Estate or any part thereof, either as one unit or in separate units, all as Mortgagee may in its discretion elect; and may also sell the Mortgaged Premises as one unit or parcel or in such separate units or parcels as Mortgagee may in its discretion elect; and may so sell the Mortgaged Premises or any part thereof either separately from or together with the whole or any part of other collateral which may constitute security for any Obligation, also as Mortgagee may in its discretion elect. Without limiting the generality of the foregoing, Mortgagee's statutory power of sale shall not be exhausted until all of the Real Estate shall have been struck down at a foreclosure auction and the successful bidders have all accepted and recorded the resulting foreclosure deeds, it being expressly agreed that Mortgagee shall have the power to foreclose upon and sell portions of the Real Estate at different times or days if Mortgagee so elects and Mortgagee also may continue to auction the Real Estate at any foreclosure sale even if the amounts previously struck down at prior foreclosure auction sales for other portions of the Real Estate exceed the Obligations (provided Mortgagee duly accounts for the excess proceeds in accordance with applicable law). In the event of any separate sale of the Personal Property, Mortgagee will give to Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other intended disposition thereof is to be made, and such requirement of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or other disposition.

      19. Waiver by Mortgagor. Mortgagor, to the fullest extent that Mortgagor may do so, hereby: (a) agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the Obligations; and
(b) waives all rights to a marshalling of the assets of Mortgagor, including without limitation the Mortgaged Premises, or to a sale in inverse order of alienation in the event of a sale hereunder of the Mortgaged Premises, and agrees not to assert any right under any statute or rule of law pertaining to the marshalling of assets, sale in inverse order of alienation, or other matters whatever to defeat, reduce or affect the right of Mortgagee under the terms of this Mortgage or the Note or any other document executed in connection herewith, to a sale of the Mortgaged Premises for the collection of the indebtedness evidenced by the Note and all other Obligations without any prior or different resort for collection, or the right of Mortgagee to the payment of such indebtedness and other Obligations out of the proceeds of sale of the Mortgaged Premises in preference to every other claimant whatever.


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      20. Notices. All notices, demands, and other communications made with respect to this Mortgage or any other document executed in connection therewith shall be in writing and given by hand, by telegram, by Federal Express, Express Mail or any other nationally recognized overnight delivery service, by telecopier (provided a copy is also sent via first class mail) or by certified or registered first class mail, return receipt requested, postage prepaid, and sent to the addresses set forth on the first page hereof. Each of the foregoing addresses may be changed upon fifteen (15) days' prior written notice given by any of the foregoing prescribed methods. All notices shall be deemed received on the earliest of (i) actual receipt; (ii) the date on which the notice was delivered by hand, telecopier, or telegram; or (iii) two (2) business days after sending such notice otherwise in accordance with the foregoing provisions.

      21. Mortgagee not Obligated; Cumulative Rights. Nothing in this Mortgage shall be construed as obligating Mortgagee to take any action or incur any liability with respect to the Mortgaged Premises, and all powers given to Mortgagee are for its benefit and shall be exercised in Mortgagee's discretion, as indicated herein. All of Mortgagee's rights hereunder are cumulative and in addition to, and not in substitution for, the rights of Mortgagee under all other documents executed in connection herewith. In the event of a conflict between the rights of Mortgagee hereunder and the rights of Mortgagee under any other document, Mortgagee may elect, at its sole discretion, to exercise any such rights in such order and combinations as it deems appropriate. Likewise, Mortgagor's obligations hereunder are cumulative and are in addition to and not in substitution for the obligations of Mortgagor under all other documents. In the event of a conflict between the obligations of Mortgagor hereunder and the obligations of Mortgagor under any other document, Mortgagor shall perform and adhere to those obligations most favorable to Mortgagee and most restrictive upon Mortgagor.

      22. Maximum Amount Secured. The maximum amount secured by this Mortgage shall include the total of all of the following items which may be outstanding at any time: principal; interest; legal fees; collection and foreclosure costs (including appraisals, environmental testing (and remediation, if necessary), brokerage commissions, commercial advertising costs, and auctioneer fees); all taxes, insurance premiums, maintenance costs or other amounts advanced by Mortgagee for purpose of protecting its security; all other Obligations of Mortgagor to Mortgagee; and all other damages and costs to which the holder of a mortgage is entitled under applicable law.


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

      23. Receiver. Whether or not Mortgagor is then insolvent, any rights of Mortgagee hereunder may be exercised by a court appointed receiver. In connection therewith, such a receiver shall be appointed upon a petition filed by Mortgagee with any court of competent jurisdiction and, effective after the occurrence of an event of default, Mortgagor hereby consents to and approves of such appointment and waives any right to object thereto.

      24. Mortgage Tax. If any law is hereafter passed which imposes a stamp, documentary or other similar tax on the Note, this Mortgage, or the obligations secured hereby, Mortgagor shall pay the same within ten (10) days after demand by Mortgagee.

            This Mortgage shall inure to the benefit of and be binding upon Mortgagor and Mortgagee and their respective representatives, successors and assigns. The terms "Mortgagor" and "Mortgagee" as used herein shall include all subsequent holders of their respective rights, title and interests under this Mortgage.

                 [The next succeeding page is a signature page.]


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

      EXECUTED as a sealed instrument under Massachusetts's law as of date first noted above.

                                        MORTGAGOR:

                                        /s/ Linda J. Isaacson
                                        ------------------------------------
                                        LINDA J. ISAACSON, AS TRUSTEE
                                        OF THE RASHI REALTY TRUST DATED
                                        FEBRUARY 22, 1991

                                        /s/ Mark S. Isaacson
                                        -----------------------------------
                                        MARK S. ISAACSON, AS TRUSTEE
                                        OF THE RASHI REALTY TRUST DATED
                                        FEBRUARY 22, 1991

                          COMMONWEALTH OF MASSACHUSETTS

____________, ss.                                                  April 3, 2001

      Before me personally appeared the above-named Linda J. Isaacson, and Mark
S. Isaacson, as Trustees of the Rashi Realty Trust Dated February 22, 1991, to me known to be the persons described herein and who executed the foregoing instruments, and acknowledged that they executed the foregoing instrument as their free act and deed on behalf of the Trust.

                                         ________________________, Notary Public

                                         My Commission Expires:


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